UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2026

Fortress Credit Realty Income Trust

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56685	99-3367363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York		10105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 798-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

March 31, 2026 NAV Per Share

On April 20, 2026, Fortress Credit Realty Income Trust (the “Company” or “we”) reported net asset value (“NAV”) per share for each outstanding class of common shares of the Company as of March 31, 2026, which is set forth below:

NAV per Share
Class B	$20.0252
Class R	$19.8789
Class J-1	$19.8856
Class J-2	$19.8697
Class J-4	$20.1153
Class S	$20.0891
Class I	$20.0815
Class E	$20.0059

Net Asset Value

A detailed calculation of the NAV per share is set forth below. We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of trustees. Our total NAV presented in the following tables includes the NAV of our outstanding classes of common shares, which includes Class B, Class R, Class J-1, Class J-2, Class J-4, Class S, Class I and Class E common shares. The following table provides a breakdown of the major components of our NAV as of March 31, 2026 (amounts in thousands):

Components of NAV	Amount
Commercial real estate loan investments	$2,428,080
Investments in real estate-related assets	386,297
Cash and cash equivalents	208,494
Restricted cash	105,422
Other assets	39,393
Secured debt arrangements	(1,505,192)
Subscriptions received in advance	(17,287)
Revolving credit facilities	(227,214)
Distribution Payable	(8,616)
Due to affiliate	(4,486)
Other liabilities	(63,665)
Non-controlling interests	(20,093)
Net Asset Value	$1,321,133
Number of outstanding shares	66,094

The following table provides a breakdown of our total NAV and NAV per share by class as of March 31, 2026 (amounts in thousands, except per share data):

	Net Asset Value	Number of Outstanding Shares	NAV per Share as of March 31, 2026
Class B	$525,555	26,245	$20.0252
Class R	86,411	4,347	$19.8789
Class J-1	320,935	16,139	$19.8856
Class J-2	67,960	3,420	$19.8697
Class J-4	119,531	5,942	$20.1153
Class S	30,667	1,527	$20.0891
Class I	144,321	7,187	$20.0815
Class E	25,753	1,287	$20.0059
Total	$1,321,133	66,094

The following table provides a breakdown of the major components of NAV as of February 28, 2026 (amounts in thousands):

Components of NAV	Amount
Commercial real estate loan investments	$2,404,937
Investments in real estate-related assets	424,843
Cash and cash equivalents	119,938
Restricted cash	123,752
Other assets	37,112
Secured debt arrangements	(1,441,614)
Subscriptions received in advance	(29,266)
Revolving credit facilities	(242,524)
Distribution payable	(8,431)
Due to affiliate	(3,467)
Other liabilities	(74,126)
Non-controlling interests	(20,090)
Net Asset Value	$1,291,064
Number of outstanding shares	64,581

The following table provides a breakdown of our total NAV and NAV per share by class as of February 28, 2026 (amounts in thousands, except per share data):

	Net Asset Value	Number of Outstanding Shares	NAV per Share as of February 28, 2026
Class B	$524,679	26,194	$20.0304
Class R	88,265	4,439	$19.8852
Class J-1	317,897	15,981	$19.8917
Class J-2	67,660	3,404	$19.8759
Class J-4	114,386	5,688	$20.1115
Class S	23,761	1,183	$20.0897
Class I	128,688	6,406	$20.0875
Class E	25,728	1,286	$20.0107
Total	$1,291,064	64,581

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Credit Realty Income Trust

Dated: April 21, 2026	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss Title: Chief Financial Officer